Investor Contact:	Ruth Ann Wisener
Bunge Limited
914-684-3273
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-659-9209
news@bunge.com

Bunge and BP to Create a Leading
Bioenergy Company

●	Major portfolio optimization milestone for Bunge
●	Brings together established industry players with complementary assets and experience in one of world’s largest fast-growing biofuels markets
●	Creates highly-efficient producer of ethanol and low-carbon biopower, with opportunities for synergies, operational improvements and future growth

WHITE PLAINS, NY – July 22, 2019 – Bunge Limited (NYSE:BG) (“Bunge” or “the Company”), a leader in agriculture, food and ingredients, today announced an agreement with BP plc (NYSE:BP) to form a 50:50 joint venture that will create a leading bioenergy company (the “joint venture”) in Brazil, one of the world’s largest fast-growing markets for biofuels.

Bunge will receive cash proceeds of $775 million in the transaction, comprising $700 million in respect of non-recourse Bunge debt to be assumed by the joint venture at closing, and $75 million from BP, subject to customary closing adjustments. The proceeds will be used to reduce outstanding indebtedness under the Company’s credit facilities, resulting in a stronger balance sheet and greater financial flexibility.

The deal progresses Bunge’s strategy to optimize its portfolio. Gregory A. Heckman, Bunge’s Chief Executive Officer, said, “This partnership with BP represents a major portfolio optimization milestone for Bunge which allows us to reduce our current exposure to sugar milling, strengthen our balance sheet and focus on our core businesses. We have a strong, committed partner in BP, as well as flexibility in the medium and long term for further monetization, with full exit potential via an IPO or other strategic route.”

The joint venture, to be called BP Bunge Bioenergia, will operate on a stand-alone basis, with a total of 11 mills located across the Southeast, North and Midwest regions of Brazil. With 32 million metric tonnes of combined crushing capacity per year, the joint venture will have the flexibility to produce a mix of ethanol and sugar. It will also generate renewable electricity - fuelled by waste biomass from the sugar cane - through its cogeneration facilities to power all its sites and sell surplus electricity to the Brazilian power grid. BP and Bunge’s assets are largely complementary, with sites in five Brazilian states including three in the key region of São Paulo.  The combined business will be ranked the second largest player in the industry in Brazil by effective crushing capacity.

Dev Sanyal, chief executive of BP Alternative Energy, said: “Biofuels have a key role to play in the energy transition and Brazil is leading the way by developing this industry at scale. In one step, this agreement will allow BP to significantly grow the size, efficiency and flexibility of our biofuels business in one of the world’s major growth markets. With our shared commitment to safety and sustainability, the combination of BP and Bunge’s assets and expertise will allow us to improve performance, develop options for growth and generate real value. BP Bunge Bioenergia will be well-placed to play a significant part in meeting Brazil’s growing demand for both biofuels and biopower.”

Following completion, the aim is for BP Bunge Bioenergia to generate significant operational and financial synergies, including through scale efficiencies and by applying best practices, optimised technologies and operational capabilities across all the assets of the new business.

The new business is expected to be headquartered in Sao Paulo. Mario Lindenhayn from BP will be Executive Chairman, Geovane Consul from Bunge, will be Chief Executive Officer (CEO). BP and Bunge will have equal representation on the Board of Directors.

Transaction Summary

●	50:50 joint venture between BP and Bunge’s Brazilian sugar and bioenergy production businesses.
●	$775 million of total cash proceeds to Bunge from the transaction.
●
Joint venture will operate on a stand-alone basis; and upon the closing of the transaction, Bunge will no longer consolidate its sugar and bioenergy operations in Brazil in its consolidated financial statements.  Bunge will account for its interest in the joint venture under the equity method of accounting.

Approvals and Closing Timeline

The transaction has been unanimously approved by the Board of Directors of Bunge. Closing of the transaction is expected in the fourth quarter of 2019, subject to customary conditions, including receipt of required regulatory approvals.

Advisors

Itaú BBA is acting as exclusive financial advisor to Bunge, and Lefosse Advogados is acting as legal counsel.

About Bunge Limited

Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge’s expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in New York and has 31,000 employees worldwide who stand behind more than 360 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.

Website Information

We routinely post important information for investors on our website, www.bunge.com, in the “Investors” section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements include, among others, statements regarding the expected synergies and other benefits of the transaction, expected proceeds and use of proceeds from the transaction, expected accounting treatment of the transaction, prospective business performance and opportunities of the joint venture and the expected timing of completion of the transaction.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements:   the ability and timing to obtain regulatory and other approvals and satisfy other closing conditions to complete the transaction; the ability to effectively integrate the combined businesses and obtain cost savings and other synergies within expected timeframes; the ability to retain employees and management; higher than expected operating costs and potential business disruption; how customers, suppliers and employees will react to the transaction; industry conditions, including fluctuations in supply, demand and prices for sugar, ethanol and electricity; fluctuations in energy and freight costs and competitive developments; the effects of weather conditions; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; changes in government policies, laws and regulations affecting the sugar and ethanol business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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